UNITED STATES
SECURITIES AND EXCHANGE
COMMISSION
Washington, D.C. 20549
_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 20, 2010

EURO GROUP OF COMPANIES, INC.
(Exact name of registrant as specified in its charter)

000-29805
--------------------------------
(Commission File Number)

Delaware	13-4070586
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

10 Midland Avenue, Port Chester, New York 10573
(Address of principal executive offices)

Telephone No.: (914) 937-3900
(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4( c) under the Exchange Act
            (17 CFR 240.13e-4( c))

Item 5.02 Appointment of Principal Financial Officer

Euro Group of Companies, Inc., a Delaware Corporation formerly known as ICT Technologies, Inc. (the “Company”) announced today that the Company has appointed Stephen Melvin as Vice President, Chief Financial Officer. Mr. Melvin has previously served as Chief Financial Officer of South Bay Partners GRP, LLP, an insurance services firm, from 2007 to 2009 and as Chief Financial Officer of The Princeton Review, (NASDAQ: REVU) a public for profit education services corporation from 1998 to 2007.
Earlier in his career Mr. Melvin held senior financial management positions with Solow Management Corporation, Western Heritable Investment Company, Ltd., Life Extension Institute, and Paramount Pictures Corporation. He began his financial career as an accountant with Deloitte, Haskins and Sells. Mr. Melvin holds a BA in Economics from the University of Virginia and an MS in Accountancy from New York University. Mr. Melvin is a Certified Public Accountant (CPA) in the State of New York.

  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: April 20, 2010                                   Euro Group of Companies, Inc.

          By:   /s/   Vasilios Koutsobinas
  -----------------------------------
           Vasilios Koutsobinas
           Chairman